UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                               ______________

                                  FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)   January 6, 2005

                     Commission File Number: 000-14047

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

     Nevada                                                 04-2392188
(State or jurisdiction of                 (IRS Employer Identification No.)
 incorporation or organization)


                      600 Anton Boulevard, 11th Floor
                       Costa Mesa,  California  92626

        (Address of principal executive offices, including zip code)

                               (949) 718-0999
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                     LIBERTY DIVERSIFIED HOLDINGS, INC.




SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2005, Liberty Diversified Holdings, Inc. (the "Company") executed a Stock Purchase Agreement for the acquisition of MCR Printing and Packaging, Corp. with MCR Printing and Packing, Corp., a California corporation, ("MCR") and Mario Ramirez, the 100% stockholder of MCR (collectively, the "Parties"). On January 6, 2006, the Parties executed an Amendment to the Stock Purchase Agreement clarifying the terms of the Stock Purchase Agreement (collectively, the "Agreement"). Pursuant to the terms of the Agreement, Mr. Ramirez delivered 10,000 shares of MCR, representing 100% of the issued and outstanding shares of MCR to the Company. On or before January 21, 2006, the Company has agreed to deliver 800,000 shares of a newly created class of preferred stock, Series D Preferred Stock, subject to the approval by the requisite vote of the Company's shareholders and the effective filing of a Certificate of Designation of Series D Preferred Stock with the Nevada Secretary of State, ("Series D Preferred").

MCR shall operate as a wholly owned subsidiary of the Company. The Company intends to raise funds in order to finance the growth and business of MCR. Mario Ramirez and MCR have reserved the right to rescind the purchase and sale set forth in the Agreement during the 13 month period following the Closing date in the event the Company does not raise the funds specified in the Agreement for an aggregate of $3,000,000. In the event of rescission, Mario Ramirez shall return the 800,000 shares of Series D Preferred to the Company and shall refund any monies received from the Company, including money invested by investors for the purpose of funding MCR's operations and business plan.

Prior to this transaction, Mario Ramirez was a 14.4% beneficial owner of the Company's securities, comprised of 2,850,000 Series A Preferred shares of the Company. There are no other material relationships between the Company or its affiliates and any of the parties.

Pursuant to the terms of the Agreement, Mario Ramirez, the Company and MCR also executed an Employment Agreement effective as of January 3, 2006 whereby Mario Ramirez shall receive $25,000 per month as partial compensation to serve as CEO and President of MCR. The Employment Agreement is for a term of 5 years, terminating on December 31, 2010.

The Company and Mario Ramirez also entered into a Stock Performance Agreement whereby Mario Ramirez shall receive a one time grant of 250,000 shares of the Series D Preferred should MCR's or any other revenue that Ramirez brings to the company have a average annual growth rate of 20% between January 2, 2006 and December 31, 2010.


SECTION 2 FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2005, pursuant to the Agreement described further in Item 1.01, the Company acquired MCR from Mario Ramirez, its 100% shareholder. MCR is primarily engaged in the business of printing, cutting, and packaging for its customers' products, which are intended for retail markets, and serves an active customer base of 30 to 40 companies. Assets acquired include inventory, equipment and accounts receivable and exclude any real property or improvements.

Prior to this transaction, Mario Ramirez was a 14.4% beneficial owner of the Company's securities, comprised of 2,850,000 Series A Preferred shares of the Company. There are no other material relationships between the Company or its affiliates and any of the parties.

The Company obtained an independent appraisal of the assets acquired in this transaction and the appraised value of MCR was $8,000,000. The Company granted 800,000 shares of its Series D Preferred, in consideration to Mario Ramirez. The Board of Directors of the Company believes this valuation shall be a reflection of the fair value added to the Company by its acquisition of MCR.

SECTION 3 SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

On December 31, 2005, pursuant to the Agreement described further in Item 1.01, the Company granted 800,000 shares of Series D Preferred to Mario Ramirez as compensation for the purchase of MCR. The appraised value of MCR is $8,000,000.

 On January 2, 2006, the Company and Mario Ramirez also entered into a Stock Performance Agreement as partial consideration for his services as CEO and President of MCR whereby Mario Ramirez shall receive 250,000 shares of Series D Preferred if MCR's annual growth in revenues reaches 20% or more before December 31, 2010.

Series D Preferred Stock, subject to the approval by the requisite vote of the Company's shareholders and the effective filing of a Certificate of Designation of Series D Preferred Stock with the Nevada Secretary of State, shall be senior to the Company's Series A Preferred Stock, Series C Preferred Stock and common stock in the event of liquidation of the Company, shall be entitled to dividends on an as converted basis and shall be entitled to vote on an as converted basis. The conversion rate of Series D Preferred shall be variable, contingent upon the market value of the Company's common stock at the time of conversion. Each 100,000 share block shall be valued at $1,000,000. The number of shares of common stock into which the 100,000 share block may be converted shall equal 1,000,000 divided by the market price of the Company's common stock at the time of conversion. The market price of the common stock shall be the ten day weighted average trading price of the Buyer's common stock, with a ceiling of $1.00 and a floor of $0.05 for the purposes of the conversion.




SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

The Company will file an amendment to this Current Report on Form 8-K to file audited financial statements for MCR for its last two fiscal years no later than March 17, 2005.

(b)  Pro Forma Financial Information.

The Company will file an amendment to this Current Report on Form 8-K to file audited pro forma condensed financial statements of the Registrant and MCR (including condensed balance sheet and condensed statement of operations) no later than March 17, 2005.

(d)  Exhibits

10.1 Stock Purchase Agreement dated December 31, 2005 among Liberty Diversified Holdings, Inc., MCR Packaging and Printing, Corp. and Mario Ramirez.
10.2 Amendment to Stock Purchase Agreement dated January 6, 2006 among Liberty Diversified Holdings, Inc., MCR Packaging and Printing, Corp. and Mario Ramirez.



                                 SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: January 6, 2005         LIBERTY DIVERSIFIED HOLDINGS, INC.


                              By: /S/ Ronald C. Touchard
                              ------------------------------------------
                              Ronald C. Touchard
                              CEO and Chairman